Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENT

A.	In January, 2023, the fourth out of four sales of the Maple Heights property was completed. At this phase there were sold 54 acres in exchange for about 5.5 million dollars and the rest of the loan was returned in the amount of about 1.2 million dollars.

B.	On June 12, 2023, the company repaid the seller’s loan on the Pecan Ranch North property, the balance of which at that time was approximately $2.8 million. The company repaid the loan as stated above by receiving a loan from a third-party lender in the amount of approximately 2.9 million dollars, bearing a weighted annual interest rate of 14.4%, for a period of one year.

C.	On July 5, 2023, the company extended the loan from a third-party lender on the Maple Reserve, LLC property for a period of another year with a loan with an annual interest rate of 12.75%.

D.	On Aug 4th, 2023, the Company through one of its subsidiaries entered into a purchase and sale agreement to sell approximately 385 acres located in the greater Houston market. The agreement includes an inspection period and a closing date on or before Dec 31st, 2023. Note, that during the inspection period Purchaser can terminate the agreement for any reason.